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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  June 29, 1999

                        ______________________________

                                  WICOR, INC.
            (Exact name of registrant as specified in its charter)

                                    1-7951
                           (Commission file number)

               Wisconsin                           39-1346701
    (State or other jurisdiction of    (I.R.S. Employer Identification No.)
    incorporation or organization)

626 East Wisconsin Avenue, Milwaukee, Wisconsin                     53202
        (Address of principal executive offices)                  (Zip Code)

                                (414) 291-7026
             (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

     Exhibit 99.1 filed with this report, and incorporated herein by reference, contains presentation materials used at analysts' meetings in connection with the announcement by Wisconsin Energy Corporation, a Wisconsin corporation ("Wisconsin Energy"), and WICOR, Inc., a Wisconsin corporation ("WICOR"), of the execution of an Agreement and Plan of Merger, dated as of June 27, 1999, by and among Wisconsin Energy, WICOR and CEW Acquisition, Inc., a Wisconsin corporation and a wholly owned subsidiary of Wisconsin Energy.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:
     --------

     See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WICOR, INC.



                                   By: /s/ Joseph P. Wenzler
                                       ------------------------------------
                                       Joseph P. Wenzler
                                       Senior Vice President and
                                         Chief Financial Officer


Date:  June 30, 1999
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                                  WICOR, INC.
                         (Commission File No. 1-7951)

                                 EXHIBIT INDEX
                                      to
                          CURRENT REPORT ON FORM 8-K
                        Date of Report:  June 29, 1999


                                               Incorporated Herein      Filed
Exhibit        Description                     by Reference to          Herewith
-------        -----------                     ---------------          --------

Exhibit 99.1   Analysts' Meeting Presentation
               Materials                                                   X